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                                                                    EXHIBIT 10.2

                               SAXTON INCORPORATED
                     MANAGEMENT STOCK OPTION INCENTIVE PLAN


SECTION 1.            PURPOSE

                  The purpose of the Saxton Incorporated Management Stock Option Incentive Plan (the "Plan") is to further the interests of Saxton Incorporated, a Nevada corporation (the "Company"), and its subsidiaries by encouraging and enabling selected officers, employees (including employees who are directors), consultants, advisors, independent contractors, and agents of the Company and its subsidiaries, whose judgment, initiative and effort contribute to the successful conduct of the Company's business, to acquire and retain a proprietary interest in the Company by ownership of its stock through the exercise of stock options, and thereby to encourage such persons to put forth maximum efforts for the growth and success of the Company.

SECTION 2.            DEFINITIONS

                  Whenever used herein the following terms shall have the following meanings, respectively:

                       (a)         "Board" shall mean the Board of Directors of

         the Company.

                       (b) "Code" shall mean the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

                       (c) "Committee" shall mean the committee appointed by the Board to administer the Plan or, if no committee has been so appointed, the Board.

                       (d) "Common Stock" shall mean the Company's Common Stock, $0.001 par value.

                       (e) "Company" shall mean Saxton Incorporated, a Nevada corporation.

                       (f) "Employee" shall mean an employee of the Company or of any Subsidiary or Parent Corporation of the Company.

                       (g) "Fair Market Value" of the Common Stock on any date shall mean the value determined in good faith by the Committee, by formula or otherwise. In the absence of a determination by the Committee, "Fair Market Value" shall mean (i) the mean between the highest and lowest quoted selling prices of the Common Stock on such date or if there were no sales on the date in question, the mean of such prices on the most recent Trading Day before such date; or (ii) if applicable, the mean between the bona fide bid and asked prices of the Common Stock on such date, or if there were no bid and


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         asked prices on the date in question, the mean of such prices on the most recent Trading Day before such date.

                       (h) "Incentive Option" shall mean a Stock Option granted under the Plan which both is designated as an Incentive Option and qualifies as an incentive stock option within the meaning of
         Section 422 of the Code.

                       (i) "Non-Employee Director" shall have the meaning set forth in Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, or any successor rule.

                       (j) "Non-Qualified Option" shall mean a Stock Option granted under the Plan which either is designated as a Non-Qualified Option or does not qualify as an incentive stock option within the meaning of Section 422 of the Code.

                       (k) "Optionee" shall mean any person who has been granted a Stock Option under the Plan or who is otherwise entitled to exercise a Stock Option.

                       (l) "Outside Director" shall have the meaning set forth in Section 162(m) of the Code.

                       (m) "Parent Corporation" shall have the meaning set forth in Section 424(e) of the Code.

                       (n) "Plan" shall mean the Saxton Incorporated Management Stock Option Incentive Plan.

                       (o) "Relationship" shall mean the status of employee, officer, director, consultant, advisor, independent contractor or agent of the Company or any Subsidiary or Parent Corporation of the Company.

                       (p) "Stock Option" shall mean an Incentive Option or a Non-Qualified Option.

                       (q) "Subsidiary" shall have the meaning set forth in Section 424(f) of the Code.

                       (r) "Trading Day" shall mean a day on which the Common Stock is traded on a national securities exchange, on the Nasdaq National Market or other automated quotation system, or in the over-the-counter market.

SECTION 3.            ADMINISTRATION

                  3.1 The Plan shall be administered by the Compensation Committee of the Board or such other committee of directors as the Board shall designate, which shall consist of not less than two directors, each of whom is both a Non-Employee Director and an Outside

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Director. In the event the Board fails to designate a committee to administer the Plan, the Plan shall be administered by the Board.

                  3.2 The Committee shall have the following authority with respect to awards under the Plan: to grant awards to eligible persons under the Plan; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall deem advisable; to interpret the terms and provisions of the Plan and any award granted under the Plan; and to make all other determinations necessary or advisable for the administration of the Plan. In particular, and without limiting its authority and powers, the Committee shall have the authority:

                           (a) to select the persons to whom awards will be granted from among those eligible;

                           (b) to determine the number of shares of Common Stock to be covered by each award granted hereunder subject to the limitations contained herein;

                           (c) to determine the terms and conditions of any award granted hereunder, including, but not limited to, any vesting or other restrictions based on such performance objectives and such other factors as the Committee may establish, and to determine whether the terms and conditions of the award have been satisfied;

                           (d) to determine the treatment of awards upon an Employee's retirement, disability, death, termination for cause, or other termination of employment or upon an Optionee's termination of Relationship;

                           (e)       to amend the terms of any award,
         prospectively or retroactively; provided, however, that no amendment shall impair the rights of the award holder without his or her written consent;

                           (f) to substitute new Stock Options for previously granted Stock Options, or for options granted under other plans or agreements, in each case including previously granted options having higher option prices; and

                           (g) to delegate such administrative duties as it may deem advisable to one or more of its members or to one or more employees or agents.

                  3.3 All determinations and interpretations made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Optionees. Determinations by the Committee under the Plan relating to the form, amount, and terms and conditions of awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive awards under the Plan, whether or not such persons are similarly situated.

                  3.4 The Committee shall act either by a majority of its members at a meeting (present in person or participating by conference telephone) or by unanimous written consent.

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                  3.5 The Committee may from time to time delegate to one or more officers of the Company any or all of its authorities granted hereunder except with respect to awards granted to persons subject to Section 16 of the Securities Exchange Act of 1934. The Committee shall specify the maximum number of shares that may be awarded by the officer or officers to whom such authority is delegated.

SECTION 4.            STOCK SUBJECT TO PLAN

                  4.1 The total number of shares of Common Stock which may be issued under the Plan shall not exceed 500,000 (subject to adjustment as provided below). Such shares may consist of authorized but unissued shares or shares that have been issued and reacquired by the Company.

                  4.2 To the extent a Stock Option terminates without having been exercised, or shares received upon exercise of a Stock Option are forfeited, the shares subject to such award shall again be available for distribution in connection with future awards under the Plan. Shares of Common Stock equal in number to the shares surrendered in payment of the option price, and shares of Common Stock which are withheld in order to satisfy federal, state or local tax liability, shall not count against the above limit, and shall again be available for awards under the Plan.

                  4.3 In the event of any merger, reorganization, consolidation, sale of substantially all assets, recapitalization, stock dividend, stock split, spin-off, distribution of assets, or other change in corporate structure affecting the Common Stock such that an adjustment is determined by the Board to be appropriate under the Plan, then the Board shall, in such a manner as it may deem equitable, adjust any or all of (i) the aggregate number and kind of shares reserved for issuance under the Plan, (ii) the number and kind of shares subject to outstanding awards, (iii) the number and kind of shares with respect to which Stock Options may be granted to a single Optionee pursuant to Section 5.2, and
(iv) the exercise price of outstanding Stock Options; provided, however, that no such adjustment shall increase the aggregate value of any outstanding award. In addition, upon the dissolution or liquidation of the Company or upon any reorganization, merger, or consolidation as a result of which the Company is not the surviving corporation or becomes a subsidiary of another corporation, or upon a sale of substantially all the assets of the Company, the Board may take such action as it in its discretion deems appropriate to (i) accelerate the time when Stock Options may be exercised, (ii) terminate Stock Options at or immediately prior to the date of any such event, (iii) cash out such Stock Options at or immediately prior to the date of such event, or (iv) provide for the assumption of outstanding Stock Options by surviving, successor or transferee corporations. The Board's determination as to which adjustments shall be made and the extent thereof shall be final, binding and conclusive.

SECTION 5.            ELIGIBILITY

                  5.1 Non-Qualified Options may be granted to any person who has a Relationship with the Company or any of its Subsidiaries or its Parent Corporation, except that no Stock Option shall be granted to a director who is not an Employee. Incentive Options may

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be granted to any Employee. Stock Option grantees under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible.

                  5.2 In no event shall the aggregate number of shares of Common Stock with respect to which Stock Options may be granted to a single Optionee during any year exceed 25,000 shares.

SECTION 6.            NON-QUALIFIED OPTIONS

                  6.1 Subject to the following provisions, Non-Qualified Options awarded under the Plan shall be in such form and shall have such terms and conditions as the Committee may determine:

                           (a)       Option Price.  The option price per share

         of Common Stock purchasable under a Non-Qualified Option shall be determined by the Committee, and may be less than the fair market value of the Common Stock on the date of the award of the Stock Option.

                           (b)       Option Term.  The term of each
         Non-Qualified Option shall be fixed by the Committee.

                           (c) Exercisability. Non-Qualified Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. The Committee may waive such exercise provisions or accelerate the exercisability of the Stock Option at any time in whole or in part.

                           (d) Method of Exercise. Non-Qualified Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment of the purchase price. Payment of the purchase price shall be made in such manner as the Committee may provide in the award, which may include (i) cash (including cash equivalents), (ii) delivery of shares of Common Stock already owned by the Optionee or subject to awards hereunder,
         (iii) broker-assisted "cashless exercise," (iv) a loan from the Company (to the extent permitted by applicable law), (v) any other manner permitted by law determined by the Committee, or (vi) any combination of the foregoing.

                           (e) No Stockholder Rights. An Optionee shall have neither rights to dividends or other rights of a stockholder with respect to shares subject to a Stock Option until the Optionee has duly exercised such Stock Option and become the holder of record of such shares.

                           (f) Termination of Employment. Following the termination of an Optionee's employment or other Relationship with the Company or a Subsidiary or Parent Corporation of the Company, the Non-Qualified Option shall be exercisable to the extent determined by the Committee. The Committee may provide different post-

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         termination exercise provisions with respect to termination of employment or other Relationship for different reasons. The Committee may provide that, notwithstanding the option term fixed pursuant to
         Section 6.1(b), a Non-Qualified Option which is outstanding on the date of an Optionee's death shall remain outstanding for an additional period after the date of such death. The Committee shall have absolute discretion to determine the date and circumstances of any termination of employment.

                           (g) Non-transferability. Non-Qualified Options shall not be transferable by the Optionee, either voluntarily or by operation of law, other than by will or by the laws of descent and distribution. During the grantee's lifetime, all Non-Qualified Options shall be exercisable only by the grantee.

SECTION 7.            INCENTIVE OPTIONS

                  7.1 Subject to the following provisions, Incentive Options awarded under the Plan shall be in such form and shall have such terms and conditions as the Committee may determine:

                           (a) Option Price. The option price per share of Common Stock purchasable under an Incentive Option shall not be less than the Fair Market Value of the Common Stock on the date of the award of the Incentive Option. No Incentive Option granted to an Employee who at the time of grant owns (within the meaning of Code Section 424(d)) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or Parent Corporation of the Company shall have an option price which is less than 110% of the Fair Market Value of the Common Stock on the date of the award of the Incentive Option.

                           (b) Option Term. The term of each Incentive Option shall be fixed by the Committee but shall not exceed ten years. No Incentive Option granted to an Employee who at the time of grant owns (within the meaning of Code Section 424(d)) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or Parent Corporation of the Company shall have a term in excess of five years.

                           (c) Exercisability. Incentive Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. The Committee may waive any exercise provisions contained in an award or accelerate the exercisability of the Incentive Option at any time in whole or in part. Notwithstanding the foregoing, the aggregate Fair Market Value (determined as of the time the Incentive Option is granted) of the shares with respect to which Incentive Options (granted under the Plan or any other plans of the Company or any Subsidiary or Parent Corporation of the Company) are exercisable for the first time by a grantee in any calendar year shall not exceed $100,000.

                           (d) Method of Exercise. Incentive Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the

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         Company specifying the number of shares to be purchased, accompanied by payment of the purchase price. Payment of the purchase price shall be made in such manner as the Committee may provide in the award, which may include (i) cash (including cash equivalents), (ii) delivery of shares of Common Stock already owned by the Optionee or subject to awards hereunder, (iii) broker-assisted "cashless exercise," (iv) a loan from the Company (to the extent permitted by applicable law), (v) any other manner permitted by law determined by the Committee, or (vi) any combination of the foregoing.

                           (e) No Stockholder Rights. An Optionee shall have neither rights to dividends or other rights of a stockholder with respect to shares subject to a Stock Option until the Optionee has duly exercised such Stock Option and become the holder of record of such shares.

                           (f) Termination of Employment. Following the termination of an Employee's employment with the Company or a Subsidiary or Parent Corporation, the Incentive Option shall be exercisable to the extent determined by the Committee. The Committee may provide different post-termination exercise provisions with respect to termination of employment for different reasons. The Committee shall have absolute discretion to determine the date and circumstances of any termination of employment.

                           (g) Non-transferability. Incentive Options shall not be transferable by the Optionee, either voluntarily or by operation of law, other than by will or by the laws of descent and distribution. During the grantee's lifetime, all Incentive Options shall be exercisable only by the grantee.

                           (h) Last Grant Date. No Incentive Option shall be granted more than ten years from the earlier of the date of adoption of the Plan by the Board or approval of the Plan by the Company's stockholders.

                  7.2 Notwithstanding the foregoing provisions, the Committee may, with the consent of the Optionee, amend an Incentive Option in a manner that would cause loss of Incentive Option status, provided the Stock Option as so amended satisfies the requirements of Section 6.

SECTION 8.            TAX WITHHOLDING

                  8.1 Each Optionee shall, no later than the exercise date of the respective Stock Option (or other date as of which an amount with respect to an award first becomes includible in such person's gross income for applicable tax purposes), pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, local or other taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements. The Company (and, where applicable, any Subsidiary or Parent Corporation of the Company), shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Optionee.

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                  8.2 To the extent permitted by the Committee, and subject to such terms and conditions as the Committee may provide, an Employee may elect to have the withholding tax obligation, or any additional tax obligation with respect to any awards hereunder, satisfied by (i) having the Company withhold shares of Common Stock otherwise deliverable to such person with respect to the award or (ii) delivering to the Company shares of Common Stock. Alternatively, the Committee may require that a portion of the shares of Common Stock otherwise deliverable to an Employee be applied to satisfy the withholding tax obligations with respect to the award.

SECTION 9.            AMENDMENTS AND TERMINATION

                  9.1 The Plan shall be of unlimited duration. The Board may discontinue the Plan at any time and may amend it from time to time. No amendment or discontinuation of the Plan shall adversely affect any award previously granted without the award holder's written consent. Amendments may be made without stockholder approval except as required to satisfy applicable laws or regulations, or the requirements of any stock exchange or automated quotation system on which the Common Stock is listed or quoted.

                  9.2 The Committee may amend the terms of any award, prospectively or retroactively; provided, however, that no amendment shall impair the rights of the award holder without his or her written consent.

SECTION 10.           RESTRICTIONS ON OPTION EXERCISE

                  10.1 The Company shall have the right to postpone the time of exercise of any Stock Option for such period as may be required for it to comply, with reasonable diligence, with any applicable listing requirements of any national securities exchange or automated quotation system on which the Common Stock is listed or quoted, or any federal, state or local law.

                  10.2 If at any time the Committee determines that any agreement by an Optionee with respect to the disposition of Common Stock to be received under the Plan is necessary or desirable in order to satisfy any legal requirement, the respective Stock Option shall not be granted or deemed exercised until such agreement has been obtained free of any conditions not acceptable to the Committee.

SECTION 11.           GENERAL PROVISIONS

                  11.1 Nothing in the Plan or in any Stock Option shall confer upon any Optionee any rights with respect to continuation of his/her employment by or other Relationship with the Company or any Subsidiary or Parent Corporation of the Company, or interfere in any way with the rights of the Company or any Subsidiary or Parent Corporation of the Company to terminate such employment or other Relationship.

                  11.2 Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements.

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                  11.3 The Company will provide financial information to the
Optionees on the same basis as the Company provides such information to its stockholders.

                  11.4 No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan or any award hereunder. The Company shall indemnify all members of the Board and the Committee and all officers and employees of the Company acting on their behalf, to the extent permitted by law, from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act, or omission to act, in connection with the performance of such persons' duties, responsibilities and obligations under the Plan, other than such liabilities, costs and expenses as may result from the negligence, bad faith, willful misconduct or criminal acts of such persons.

SECTION 12.           EFFECTIVE DATE OF PLAN

                  The Plan shall be effective on June 15, 1997, subject to approval by the Company's stockholders within 12 months of such date.


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